UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36102 (Commission File Number)	90-1002689 (I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 250-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KN	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

On May 9, 2019, Knowles Corporation (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Caligan Partners CV I LP, Caligan Partners LP, Falcon Edge Capital, LP, Caligan Partners CV GP LLC, Caligan Partners GP, LLC, Falcon Edge (Cayman) GP, Ltd., Falcon Edge Global Master Fund, LP, Moraine Master Fund, LP, Patriot Global Management, LP, Samuel J. Merksamer, David E. Johnson and Jonathan Christodoro (the foregoing, collectively with each of their respective affiliates, the “Investor Group”).

Effective upon execution and delivery of the Settlement Agreement, the Board of Directors (the “Board”) of the Company (i) expanded the size of the Board from nine members to ten members, (ii) appointed Steven F. Mayer (the “Investor Group Designee”) to the Board as a Class III director with a term expiring at the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”) and (iii) appointed the Investor Group Designee to the Audit Committee of the Board. The Board also agreed to nominate the Investor Group Designee for election to the Board at the 2019 Annual Meeting.

Also effective upon execution and delivery of the Settlement Agreement, the Investor Group withdrew its notice of intent to nominate director candidates for election to the Board at the 2019 Annual Meeting.

The Settlement Agreement further provides, among other things, that:

●	The Investor Group and the Board will cooperate to identify a mutually acceptable independent director no later than 120 days after the Company’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”). If the parties are not able to identify a director by such date, then the Board will select a new independent director, subject to approval by the Investor Group (not to be unreasonably withheld, conditioned or delayed).

●	In the event the Investor Group ceases to beneficially own a net long position of at least 4,549,989 shares of the Company’s then outstanding common stock, subject to adjustment for stock splits, combinations and recapitalizations (the “Ownership Minimum”), the Investor Group Designee will immediately resign from the Board.

●	During the term of the Settlement Agreement and as long as the Investor Group owns shares of the Company’s common stock exceeding the Ownership Minimum, the Investor Group is entitled to designate a replacement independent director in the event the Investor Group Designee ceases to be a director of the Company due to death, disability or other incapacity, subject to approval of the replacement independent director by the Governance and Nominating Committee of the Board.

●	During the term of the Settlement Agreement, the Investor Group is subject to customary standstill restrictions relating to, among other things, share purchases subject to a cap of 10% of the Company’s outstanding common stock, proxy contests, other activist campaigns, unsolicited takeover bids and related matters.

●	During the term of the Settlement Agreement, the Investor Group will vote all of its shares of the Company’s common stock at all annual and special meetings as well as in any consent solicitations of the Company’s shareholders in accordance with the Board’s recommendations, subject to certain exceptions relating to extraordinary transactions and the recommendations of Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC.

●	Each party agrees not to make public statements about the other party, subject to certain exceptions.

●	Each party agrees not to sue the other party, subject to certain exceptions.

●	The Investor Group and the Investor Group Designee have entered into a confidentiality agreement with the Company, in the form attached to the Settlement Agreement.

●	Either party may terminate the Settlement Agreement by giving five business days’ notice to the other party at any time after the date that is 30 days prior to the notice deadline for the nomination of director candidates to the Board at the Company’s 2021 annual meeting of shareholders, subject to certain exceptions.

The summary above is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Settlement Agreement described in Item 1.01 hereof, on May 9, 2019, the Board increased its size from nine to ten directors and appointed Steven. F. Mayer, age 59, to the Board as a Class III director. Mr. Mayer’s term will expire at the 2019 Annual Meeting. If he is re-elected at the 2019 Annual Meeting, he will serve a one-year term expiring at the 2020 Annual Meeting. Mr. Mayer was also appointed to the Audit Committee of the Board.

Other than the Settlement Agreement and the Reimbursement Agreement between Mr. Mayer and the Investor Group (a copy of which is attached to the Settlement Agreement as Exhibit B), there is no arrangement or understanding between Mr. Mayer and any other person pursuant to which he was appointed as a director. Since the beginning of the last fiscal year, there have been no related party transactions between the Company and Mr. Mayer that would be reportable under Item 404(a) of Regulation S-K.

Mr. Mayer will receive compensation and indemnification consistent with that provided to all independent directors of the Company.

Item 8.01 Other Events.

On May 9, 2019, the Company issued a press release announcing the matters described above. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Settlement Agreement, dated May 9, 2019, by and among Knowles Corporation, Caligan Partners CV I LP, Caligan Partners LP, Caligan Partners CV GP LLC, Caligan Partners GP, LLC, Falcon Edge Capital, LP, Falcon Edge (Cayman) GP, Ltd., Falcon Edge Global Master Fund, LP, Moraine Master Fund, LP, Patriot Global Management, LP, Samuel J. Merksamer, David E. Johnson, and Jonathan Christodoro
99.1	Press Release regarding Settlement Agreement dated May 9, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: May 9, 2019	By:	/s/ Thomas G. Jackson
Thomas G. Jackson Senior Vice President, General Counsel & Secretary

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